EXHIBIT 32.2

Manaris Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Manaris Corporation (the Company) on Form 10-QSB for the period ended March 31, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Tony Giuliano, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Manaris Corporation and will be retained by Manaris Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Manaris Corporation

Date: May 10, 2007	By:	/s/ Tony Giuliano
Tony Giuliano
Chief Financial Officer